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                                 SCHEDULE 14A
                                (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement           [ ] Confidential, For Use of the
[X]  Definitive Proxy Statement                Commission Only (as Permitted
[ ]  Definitive Additional Materials           by Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to
     Sec. 240.14a-11(c) or  240.14a-12

                                 THE GCG TRUST
                           ------------------------
               (Name of Registrant as Specified In Its Charter)

                                 THE GCG TRUST
                           ------------------------
                    (Name of Person Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:_____
     (2)  Aggregate number of securities to which transaction applies:________
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:_________________________________
     (4)  Proposed maximum aggregate value of transaction:____________________
     (5)  Total fee paid:_____________________________________________________

[ ]  Fee paid previously with preliminary materials.__________________________

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:_____________________________________________
     (2)  Form, Schedule or Registration Statement No.:_______________________
     (3)  Filing Party:_______________________________________________________
     (4)  Date Filed:_________________________________________________________



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

THE GCG TRUST
1475 Dunwoody Drive                      Tel: (800) 366-0066
West Chester, PA 19380                   Fax: (610) 425-3430



February 18, 2000


Dear Valued Client:

I am writing to share with you proposed changes regarding the investment advisory of a portfolio within your ING VARIABLE ANNUITIES contract. Enclosed are proxy materials for your approval to appoint BARING
INTERNATIONAL INVESTMENT LIMITED as the new portfolio manager of the Emerging Markets Portfolio.

We are confident that the addition of Baring International Investment Limited will make ING VARIABLE ANNUITIES an even more attractive choice for your investment dollars. Here are some reasons why we are confident:

o LONGEVITY, SIZE. Baring International is a subsidiary of Baring Asset Management Holdings Limited. Baring Asset Management's origins date back to 1762. Baring International managed approximately $56.2 billion in assets as of December 31, 1999.

o GLOBAL NETWORK. Baring International is a global investment management company. The firm's global network of equity analysts performs in-depth quantitative and qualitative research on thousands of companies worldwide.

o DEPTH. Baring International manages assets both in developed as well as emerging equity and bond markets. Baring International's clients include pension funds, government agencies, corporations, insurance companies, charitable organizations, and private clients worldwide.

On February 17, 2000, the GCG Trust's Board of Trustees approved this management change. Therefore, it recommends that you cast your vote "FOR" the approval of this change. Please review the enclosed proxy statement to cast your vote and return it promptly in the postage paid envelope provided.

Thank you for your attention to this matter. Should you have any questions or concerns, please do not hesitate to contact us at 1-800-366-0066.


Sincerely,

/s/Barnett Chernow

Barnett Chernow
President



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


                              THE GCG TRUST
                           1475 DUNWOODY DRIVE
                         WEST CHESTER, PA 19380
                              800-366-0066


NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF THE EMERGING MARKETS SERIES

                             MARCH 10, 2000


To the Shareholders of the Emerging Markets Series of The GCG Trust:

   Notice is hereby given to the holders of shares of beneficial interest (the "Shares") of the Emerging Markets Series of The GCG Trust (the "Trust"), a Massachusetts business trust, that a Special Meeting of the Shareholders of the Trust (the "Meeting") will be held at 1475 Dunwoody Drive, West Chester, PA 19380, on March 10, 2000, at 10:00 a.m., local time, for the following purpose:

     To approve a new Portfolio Management Agreement among the Trust, Directed Services, Inc. ("DSI") and Baring International
     Investment Limited on behalf of the Emerging Markets Series; and

     To transact such other business as may properly come before the Meeting or any adjournment thereof.

   The Board of Trustees has fixed the close of business on January 31, 2000 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting or any adjournment thereof.

                                   By Order of the Board of Trustees

                                   /s/Myles R. Tashman

                                   Myles R. Tashman, Secretary
February 17, 2000

------------------------------------------------------------------------
MANAGEMENT OF THE TRUST RECOMMENDS THAT YOU CAST YOUR VOTE FOR THE APPROVAL OF THE NEW PORTFOLIO MANAGEMENT AGREEMENT.

YOUR VOTE IS IMPORTANT! PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED AUTHORIZATION CARD, DATE AND SIGN IT, AND RETURN IT IN THE ACCOMPANYING POSTAGE PREPAID ENVELOPE.

IF YOU SIGN, DATE AND RETURN THE PROXY BUT GIVE NO VOTING INSTRUCTIONS, YOUR SHARES WILL BE VOTED IN FAVOR OF THE PROPOSAL NOTICED ABOVE.
------------------------------------------------------------------------

                              THE GCG TRUST
                           1475 DUNWOODY DRIVE
                    WEST CHESTER, PENNSYLVANIA 19380
                              800-366-0066

------------------------------------------------------------------------
                             PROXY STATEMENT
------------------------------------------------------------------------

                 SPECIAL MEETING OF SHAREHOLDERS OF THE
                         EMERGING MARKETS SERIES

                             MARCH 10, 2000

   THIS PROXY STATEMENT IS FURNISHED IN CONNECTION WITH THE SOLICITATION BY THE BOARD OF TRUSTEES (THE "BOARD") OF THE GCG TRUST (THE "TRUST"), A MASSACHUSETTS BUSINESS TRUST, OF PROXIES TO BE VOTED AT A SPECIAL MEETING OF THE SHAREHOLDERS OF THE TRUST, AND AT ANY AND ALL ADJOURNMENTS THEREOF (THE "MEETING"), TO BE HELD AT 1475 DUNWOODY DRIVE, WEST CHESTER, PA 19380, ON MARCH 10, 2000, AT 10:00 A.M. LOCAL TIME. The approximate mailing date of this Proxy Statement and accompanying form of proxy is February 18, 2000.

   The Board has fixed the close of business on January 31, 2000, as the record date (the "Record Date") for the determination of holders of shares of beneficial interest ("Shares") in the Emerging Markets Series of the Trust entitled to vote at the Meeting. Shareholders on the Record Date will be entitled to one vote for each full Share held and a fractional vote for each fractional Share.

   The Board of Trustees of the Trust (the "Board" or Trustees") is soliciting shareholder votes on the proposal affecting only one portfolio; the Emerging Markets Series (the "Series"). Shareholders of the Series only are being requested to vote on the following proposal (the "Proposal"):

     To approve a new Portfolio Management Agreement among the Trust, Directed Services, Inc. ("DSI" or the "Manager") and
     Baring International Investment Limited ("Baring" or "portfolio manager") on behalf of the Emerging Markets Series; and

     To transact such other business as may properly come before the Meeting or any adjournment thereof.

   The new Portfolio Management Agreement (the "New Portfolio Management Agreement" or sometimes the "Baring Agreement") will not result in higher shareholder fees.

   The Series represented by this proxy statement involves one (1) of twenty-four (24) operational portfolios of the Trust. The Shares of the Series currently are offered to separate accounts of affiliated insurance companies: Golden American Life Insurance Company ("Golden American"), First Golden American Life Insurance Company of New York ("First Golden") and Equitable Life Insurance Company of Iowa ("Equitable Life") (collectively, the "Participating Insurance Companies") to serve as an investment medium for variable annuity contracts and variable life insurance policies (collectively, "Variable Contracts") issued by the Participating Insurance Companies. These separate accounts are registered with the Securities and Exchange Commission as investment companies. In accordance with the Investment Company Act of 1940 (the "1940 Act"), it is expected that each Participating Insurance Company, issuing a Variable Contract funded by a registered separate account that participates in the Trust, will request voting instructions from the owners of the Variable Contracts ("Variable Contract Owners") and will vote Shares or other voting interests in the separate account in proportion to the voting instructions received. The Participating Insurance Companies are required to vote Shares of the Series held by their registered separate accounts in accordance with instructions received from Variable Contract Owners. Each Participating Insurance Company is also required to vote Shares of the Series held in each registered separate account for which it has not received instructions in the same proportion as it votes Shares held by that

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

separate account for which it has received instructions. Shares held by each Participating Insurance Company in its general account, if any, must be voted in the same proportion as the votes cast with respect to Shares held in all of the insurer's separate accounts, in the aggregate. Variable Contract Owners permitted to give instructions for the Series and the number of shares for which such instructions may be given for purposes of voting at the Meeting, and at any adjournment thereof, will be determined as of the Record Date for the Meeting. A proxy may be revoked at any time before it is voted by the furnishing of a written revocation, properly executed, to the Trust's Secretary before the Meeting or by attending the Meeting. In addition to the solicitation of proxies by mail, proxies may be solicited by officers and employees of the Trust or Golden American or their agents or affiliates personally or by telephone. All expenses in connection with the solicitation of the proxies will be borne by DSI, the manager of the Trust.

   VOTING. Shares, which represent interests in the Series, are being asked to vote on the Proposal, and as appropriate, any other business that may properly come before the Meeting. The voting requirement for approval of this Proposal and any other proposal requires a vote of the "majority of the outstanding voting securities" of the Series which means the lesser of: (i) 67% or more of the shares of the Series entitled to vote thereon present at the Meeting, if the holders of more than 50% of the outstanding Shares of the Series are present or represented by proxy; or (ii) more than 50% of the outstanding Shares of the Series.

   The Board, at a meeting held on February 17, 2000, approved the New Portfolio Management Agreement and recommended that it be submitted to the shareholders for their approval. If the New Portfolio Management Agreement is approved by a majority vote of the outstanding shares of the Series, it will become effective with respect to the Series on March 15, 2000. If the Shareholders of the Series should fail to approve the New Portfolio Management Agreement, the Board will determine the appropriate action to take.

   In the event that a quorum is present at the Meeting but sufficient votes to approve the Proposal are not received, the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of proxies for the Proposal provided they determine that such an adjournment and additional solicitation is reasonable and in the interest of the shareholders. Such action should be based on a consideration of all relevant factors including the nature of the Proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such solicitation. A vote may be taken on the Proposal prior to any adjournment if sufficient votes have been received for approval of the Proposal.

   The presence in person or by proxy of the holders of thirty percent (30%) of the outstanding Shares is required to constitute a quorum at the Meeting. As of the Record Date, the sole shareholders of the Series were the Participating Insurance Companies. Since the Participating Insurance Companies are the legal owners of the Shares, attendance by the Participating Insurance Companies at the meeting will constitute a quorum under the Trust's Amended and Restated Agreement and Declaration of Trust. Shares beneficially held by Variable Contract Owners present in person or represented by proxy at the Meeting will be counted for the purpose of calculating the votes cast on the issues before the Meeting. For purposes of determining the presence of a quorum and counting votes on the matters presented, shares represented by abstentions will be counted as present, but not cast, at the Meeting. Under the 1940 Act, the affirmative vote necessary to approve a matter under consideration may be determined with reference to a percentage of votes present at the Meeting or a percentage of the Series' outstanding shares, which would have the effect of treating abstentions as if they were votes against the proposal.

   The Trust knows of no items of business other than the Proposal mentioned in the Notice, which will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named as proxies to vote proxies in accordance with their best judgment.

BACKGROUND
   As described in the Trust's prospectus, investment management services are provided to the Trust and each of its several Series by DSI, an indirect subsidiary of ING Groep N.V. ("ING"), located at 1475 Dunwoody Drive, West Chester, Pennsylvania 19380, pursuant to an investment management agreement between DSI and the Trust. Subject to the supervision and approval of the Board and approval of the shareholders of the respective Series, DSI is responsible for engaging various investment advisory organizations (each, a "portfolio manager") to provide portfolio management services to the respective Series. The investment management agreement provides, among other things, that in carrying out its responsibility to supervise and manage all aspects of the Series' operations, the Manager may engage, subject to the approval of the Board and, where required, the shareholders of a Series, a portfolio manager to provide investment advisory services

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

in relation to
the Series, and delegate to the portfolio manager the duty, among other things, to implement the Series' investment program as determined by DSI, including the duty to determine what issuers and securities will be purchased for or sold by the Series. The investment management agreement, including the fees payable to the Manager thereunder, have not been and are not proposed to be changed in connection with the portfolio management agreement change discussed in this proxy statement.

   DSI is also responsible for monitoring and evaluating the performance of the various portfolio managers. DSI has formulated a portfolio management strategy for the Trust that would encourage the Trust's growth and provide a range of investment opportunities for the Participating Insurance Companies and their Variable Contract Owners. DSI has come to believe that the Trust's interest--and those of its shareholders--would best be served by creating, through the medium of the Trust's several Series, a matrix of diverse but complimentary investment portfolios. As the Trust's Manager, DSI believes that the best way to accomplish this goal is to employ portfolio managers whose differing styles cover the investment spectrum, from those that favor value-oriented investing to aggressive growth. DSI believes that the Proposal set forth in this Proxy Statement represents a step toward making this goal a reality.
This Proposal would, if approved by shareholders, appoint Baring, an investment advisory organization to serve as portfolio manager to the Series. The Proposal in this Proxy Statement was presented to a meeting of the Trust's Board of Trustees held on February 17, 2000 with the recommendation of DSI. The Board considered the Proposal and it was approved by the Board, including a majority of the Board members who are not "interested persons" ("Independent Trustees") of the Trust within the meaning of the 1940 Act.

INFORMATION ABOUT BARING INVESTMENT MANAGEMENT LIMITED

   Baring, an affiliate of DSI, located at 155 Bishopgate, London, England, is registered under the Investment Advisers Act of 1940 and provides investment management services. Baring is a wholly owned subsidiary of Baring Asset Management Holdings Limited ("BAMHL"), also located at 155 Bishopgate, London, England and registered in England and Wales. BAMHL is also a wholly owned subsidiary of ING. ING is the parent of the worldwide group of investment management companies that operate under the collective name Baring Asset Management ("BAM").

   BAM provides global investment management services to U.S. investment companies and maintains major investment offices in Boston, London, Hong Kong and Tokyo. BAM's predecessor corporation was founded in 1762. BAM provides advisory services to institutional investors, offshore investment companies, insurance companies and private clients. As of December 31, 1999, BAM managed approximately $56.2 billion in assets.

   Baring currently acts as investment advisor to the Global Fixed Income Series, the Developing World Series and the Hard Assets Series, which are other series of the GCG Trust, and other U.S. registered investment companies. The Developing World Series has strategies, objectives and policies similar to those of the Emerging Markets Series. Baring serves as advisor to individuals, banks, non-U.S. registered investment companies, pension and profit sharing plans, estates or charitable organizations, corporations or other business entities.
   See the Appendix for a list of the directors and the principal executive officers of Baring, and a table setting forth the other investment companies managed by Baring with similar investment policies and objectives to those of the Emerging Markets Series, and other information about Baring.

                                PROPOSAL
            APPROVAL OF A NEW PORTFOLIO MANAGEMENT AGREEMENT
  AMONG THE TRUST, DSI AND BARING INTERNATIONL INVESTMENTS LIMITED WITH
                 RESPECT TO THE EMERGING MARKETS SERIES

THE PUTNAM AGREEMENT WITH RESPECT TO THE EMERGING MARKETS SERIES

   In accordance with provisions for the delegation of authority, DSI and the Trust entered into a portfolio management agreement with Putnam Investment Management, Inc. ("Putnam") for the Emerging Markets Series pursuant to which portfolio management duties were delegated by DSI to Putnam. The current Putnam Agreement, dated October 24, 1997, was last approved by the shareholders of the Emerging Markets Series on October 9, 1997 for the purposes of initial approval and has been annually thereafter reapproved by the Board of Trustees, including a majority of the Independent Trustees.

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   Under the terms of the Putnam Agreement, Putnam agreed to furnish the
Series with portfolio management services in connection with a continuous investment program for the Emerging Markets Series' portfolio which is to be managed in accordance with the investment objective, investment policies and restrictions of the Series as set forth in the prospectus and statement of additional information of the Trust and in accordance with the Trust's Amended and Restated Declaration of Trust and By-laws.

   The rate of compensation under the Putnam Agreement, as paid by the DSI (not the Trust), and based on the average daily net assets is as follows:

           1.00% of first $150 million; and
           0.95% of next $150 million; and
           0.85% on net assets over $300 million.

   TERM AND TERMINATION. The Putnam Agreement provides that it would remain in effect for two years from the date of the agreement, and be renewable thereafter for successive annual periods as long as such continuance is approved in accordance with the 1940 Act. The Putnam Agreement can be terminated at any time without penalty upon 60 days' written notice to the other party to the agreement, and would terminate automatically in the event of its "assignment" by either party as defined under the 1940 Act.

   On January 14, 2000, the Board of Trustees, through the Manager, received a tendered resignation from Putnam as portfolio manager to the Emerging Markets Series to become effective on March 15, 2000. Putnam's compensation will be prorated to the date of termination.

   At an in-person meeting held on February 17, 2000, the Board of Trustees received a proposal from the Manager to replace Putnam with Baring as portfolio manager to the Series and gave formal approval to the new Portfolio Management Agreement with Baring for the Series. Also at that meeting, the Board authorized the submission of this matter for shareholder approval and the preparation of this Proxy Statement.

THE BARING AGREEMENT WITH RESPECT TO THE EMERGING MARKETS SERIES

   The terms and conditions of the Baring Agreement, with respect to the Emerging Markets Series, are different in several respects from those of the Putnam Agreement, including the decreased portfolio manager fee rates payable by DSI, (not the Trust), that will allow DSI to retain a larger portion of the management fee to reflect better the division of duties and responsibilities between DSI and Baring, and certain changes relating to Baring's compliance responsibilities. In addition, certain clarifying changes that are not material are included in the proposed Baring Agreement.

   The Putnam Agreement required Putnam to use its best efforts to comply with certain provisions of the Internal Revenue Code that permit the Series to receive the favorable tax treatment most similar mutual funds receive. The Baring Agreement requires Baring to comply with such provisions, without providing for any defense that it did not comply despite using its best efforts to do so. In addition, while both the Baring Agreement and the Putnam Agreement require each to maintain and preserve records related to portfolio transactions, and supply such records to the Manager, the Putnam Agreement defined Putnam's obligations with regards to such requirements as "good faith" and "best judgment," while the Baring Agreement provides for such requirements in unconditional terms.

   While each of the Putnam and Baring Agreements provides that the Manager shall indemnify the portfolio manager in all cases except for the willful misfeasance, gross negligence, bad faith of the portfolio manager, or in cases of reckless disregard of portfolio manager's duties ("Disabling Conduct"), under the Putnam Agreement, breaches of the terms of the management agreement do not require Disabling Conduct. However, under the Baring Agreement, claims made against the portfolio manager based upon (1) alleged untrue statements in the prospectus, statement of additional information, and sales literature made in reliance on information furnished by Baring; (2) failure of Baring to comply with certain sections of the management agreement relating to meeting requirements to qualify as a regulated investment company; (3) meeting other requirements relating to diversification pursuant to Section 817(h) of the Internal Revenue Code; and (4) certain requirements relating to Baring's efforts to manage the Series in compliance with rules and regulations pertaining to investment vehicles underlying variable annuity contracts do not require Disabling Conduct of Baring.

   Unlike the Putnam Agreement, the Baring Agreement contains a Section that delineates representations regarding the proper use of spot and forward exchange contracts and a Section mandating compliance with rules of the Investment

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Management Regulatory Organization, a European
regulatory body to which Baring is subject in addition to U.S. regulatory bodies.

   In addition, in an effort to allocate more accurately duties, costs and responsibilities, the Baring Agreement delineates provisions not included in the Putnam Agreement, such as:

     o a provision that specifically requires Baring to assist with pricing portfolio assets;

     o provisions for participation in the defense of each party by the other party, limitations on costs associated with investigations, and restrictions on settlement without prior written consent of the other party in cases involving findings of "wrongdoing";

     o provisions to restrict portfolio managers that may be engaged by Baring to those approved by a majority of the Trust's Trustees and also approved by a vote of a majority of the outstanding voting securities of the Series;

     o provisions that allow for brokerage transactions to be effectuated through a broker-dealer affiliated with Baring;

     o   provisions relating to seed money;


     o   a general cooperation provision;

     o provisions providing for representations, such as representations that relevant licenses have been obtained;

     o   a provision for amendments and notices; and

     o a provision indicating the state under which the portfolio management agreement is governed.

   For the services provided by Baring to the Emerging Markets Series, DSI (not the Trust) will pay Baring a fee, based on the average daily net assets of the Emerging Markets Series at the annual rate of:

            0.90% of first $50 million,
            0.70% of next $50 million,
            0.50% of next $100 million,
            0.40% of amount in excess of $200 million

   Note that while these fees represent an overall reduction in fees when compared to the Putnam Agreement, the fees paid by the Trust to DSI on behalf of the Emerging Markets Series will not change as a result of this proxy, thus permitting DSI to retain a larger portion of the fees it receives.

   At its meeting on February 17, 2000, the Board approved the Baring Agreement and recommended it be submitted to shareholders for their approval. The Baring Agreement is attached as Exhibit A.

   If the Baring Agreement is approved by the shareholders of the Series, it will become effective with respect to the Series as of March 15, 2000, and will remain in effect for two years and thereafter for successive annual periods as long as such continuance is approved in accordance with the 1940 Act. The Baring Agreement may be terminated at any time without penalty upon 60 days' written notice to the other parties to the agreement, and will automatically terminate in the event of its assignment by any party as defined under the 1940 Act.

TRUSTEES' RECOMMENDATION REGARDING THE PROPOSAL

   In determining whether it was appropriate to approve the New
Portfolio Management Agreement with Baring for the Emerging Markets Series and to recommend approval to shareholders, a majority of the Trustees, including a majority of the Trustees who also are not interested persons of the Trust, DSI or Baring, considered various matters and materials provided by DSI and Baring. Information considered by the Trustees included, among other things, the following: (1) the compensation to be received by Baring from DSI (not the Trust) for its portfolio management services and the fairness and reasonableness of such compensation; (2) the nature and the quality of the portfolio management services expected to be rendered under the New Portfolio Management Agreement; (3) the background and prior experience of Baring and its team of investment professionals; (4) the financial condition of Baring and its parent BAMHL; (5) the assessment of Baring's operational and compliance capabilities; and (6) the working relation between DSI and Baring who are affiliates.

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   In light of the circumstances, a majority of the Trustees, including a majority of the Independent Trustees, concluded that the terms of the Baring Agreement are fair and reasonable and in the best interests of the Series and its shareholders. Also based upon its evaluation, the Board further concluded that the engagement of Baring as portfolio manager to the Series would offer the Series access to highly effective management and advisory services and capabilities. Accordingly, and as required in accordance with the 1940 Act, a majority of the Trustees, including a majority of the Independent Trustees, approved and recommended submission of the Baring Agreement to shareholders of the Series for their approval.

SHAREHOLDER ACTION REQUIRED

   The New Portfolio Management Agreement, as approved by the Board, is submitted to the shareholders of the Emerging Markets Series for approval. If the Baring Agreement is approved by the shareholders of the Emerging Markets Series, it will become effective on March 15, 2000 and remain in force for two years from its effective date and will then continue in effect with respect to the Series from year to year thereafter in accordance with the 1940 Act. If the shareholders of the Series do not approve the Baring Agreement, the Board of Trustees will decide what action to take.

   At the Meeting, shareholders of the Series are being asked by the Board to approve a New Portfolio Management Agreement with the new portfolio manager, Baring.

OUTSTANDING SHARES

   As of the Record Date, 3,119,908.743 Shares were outstanding for the Series, and no Trustee or executive officer of the Trust, or the Trustees and executive officers as a group beneficially owns any substantial interest in the Series or the Trust.

   As of the Record Date, no Variable Contract Owners were known to the Trust to be the beneficial owner of more than 5% of the Shares of the Series.

   For the fiscal year ended December 1999, Emerging Markets Series paid $2,046 in commissions to Fermans Selz LLC, an indirect subsidiary of ING and an affiliate of the Manager. This represented 0.63% of total commissions paid on behalf of the Series.

   For the fiscal year ending December 1999, DSI paid on behalf of the Emerging Markets Series a total of $315,996 in portfolio management fees. Had the proposed fee been in effect, the portfolio manager would have received $284,396 in portfolio management fees. The proposed fees would have represented a 10% decline.

OFFICERS AND DIRECTORS OF THE TRUST

   The principal executive officers of the Trust and their ages and principal occupations are set forth below. The executive officers of the Trust are elected annually and each serves until his or her successor shall have been duly elected and qualified. Since January 1, 1999, no Trustee or executive officer of the Trust has had any interest in the Proposal nor has any Trustee or executive office of the Trust purchased or sold any securities of Baring, DSI or their affiliates.

   Barnett Chernow, age 49, has served as President of the Trust and Chairman of the Board of Trustees since December 1999. Additionally, Mr. Chernow is President, Golden American and First Golden, May 1998 to present; Executive Vice President, Directed Services, Inc., October 1993 to present; Vice President, Equitable Life since 1996.

   Myles R. Tashman, age 57, serves as Secretary of the Trust. Additionally, he has served as Executive Vice President and Secretary, Golden American since 1993, General Counsel since July 1996 and Director since January 1998; Executive Vice President and Secretary, DSI since 1993, General Counsel since July 1996 and Director since January 1998; Assistant Secretary, Equitable Life since 1996.

   Mary Bea Wilkinson, age 43, serves as Treasurer of the Trust.
Additionally, she is Senior Vice President of First Golden American Life Insurance Company of New York. Formerly, she was Senior Vice President, Golden American, November 1993 to December 1996; President, DSI, January 1995 to December 1996.

   J. Michael Earley, age 54, serves as Trustee of the Trust. President, and Chief Executive Officer, Bankers Trust Company, Des Moines, Iowa since July 1992; President and Chief Executive Officer, Mid-America Savings Bank, Waterloo, Iowa from April, 1987 to June, 1992.

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   R. Barbara Gitenstein, age 51, serves as Trustee of the Trust.
President, The College of New Jersey since January 1999; Trustee Provost, Drake University from July 1992 to December 1998; Assistant Provost, State University of New York from August, 1991 to July, 1992; Associate Provost, State University of New York-Oswego from January, 1989 to August, 1991.

   Robert A. Grayson, age 72, serves as Trustee of the Trust. Co-founder, Grayson Associates, Inc. since 1970; Adjunct Professor of Marketing, New York University School of Business Administration from 1965 to 1983 ; former Director, The Golden Financial Group, Inc. from 1982 to 1987.

   Stanley B. Seidler, age 71, serves as Trustee of the Trust.
President, Iowa Periodicals, Inc. since 1990 and President, Excell Marketing L.C. since 1994.

   Roger B. Vincent, age 54, serves as Trustee of the Trust. President, Springwell Corporation from 1989 to present; Director AmeriGas Partners, Inc. from 1998 to present; Director, Tatham Offshore, Inc. from 1996 to present; formerly, Managing Director, Bankers Trust Company from 1983 to 1989.

   Elizabeth J. Newell, age 52, serves as Trustee of the Trust.
President and Chief Executive Officer of KRAGIE/NEWELL, Inc. Ms. Newell has served in this capacity for the last 5 years.
DISTRIBUTOR

   Shares of the Trust are distributed through Directed Services, Inc. (the "Distributor"). The Distributor's address is 1475 Dunwoody Drive, West Chester, Pennsylvania 19380. The Distributor is a registered broker-dealer and a member of the National Association of Securities Dealers, Inc. (NASD) and acts as Distributor without remuneration from the Trust.

ADJOURNMENT

   In the event that sufficient votes in favor of the proposal set forth in the Notice of Meeting are not received by the time scheduled for the Meeting, the persons named as Proxies may propose one or more adjournments of the Meeting after the date set for the original Meeting to permit further solicitation of proxies with respect to the proposal. In addition, if, in the judgment of the persons named as Proxies, it is advisable to defer action on the proposal, the persons named as Proxies may propose one or more adjournments of the Meeting for a reasonable time. Any such adjournments will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned, as required by the Trust's Amended and Restated Agreement and Declaration of Trust and By-Laws. The persons named as Proxies will vote in favor of such adjournment those Proxies that they are entitled to vote in favor the proposal. They will vote against any such adjournment those Proxies required to be voted against the proposal. None of the costs of any additional solicitation and of any adjourned session will be borne by the Trust. If the proposal receives sufficient favorable votes by the time of the Meeting, the proposal will be acted upon and such action will be final.

ANNUAL REPORT

   The Trust's 1998 Annual Report to Shareholders was mailed on or about March 1, 1999. The 1999 Semi Annual Report was mailed to shareholders on or about August 27, 1999, and the 1999 Annual Report will be mailed on or about February 28, 2000. IF YOU SHOULD DESIRE AN ADDITIONAL COPY OF ANY OF THESE REPORTS, EACH MAY BE OBTAINED, WITHOUT CHARGE, FROM DSI BY CALLING (800) 366-0066.

COSTS OF SOLICITATION

   The costs associated with the Meeting will be paid by DSI. Neither the Trust nor its Shareholders will bear any costs associated with this meeting.

OTHER BUSINESS

   The management of the Trust knows of no other business to be presented at the meeting other than the matters set forth in this Statement. If any other business properly comes before the meeting, the persons designated as proxies will exercise their best judgment in deciding how to vote on such matters.

SHAREHOLDER PROPOSAL

   Pursuant to the applicable law of the Commonwealth of Massachusetts, the Amended and Restated Agreement and Declaration of Trust and the By-Laws of the Trust, the Trust need not hold annual or regular shareholder meetings, although special meetings may be called for a specific Series, or for the Trust as a whole, for purposes such as electing or removing Trustees, changing fundamental policies or approving a contract for investment advisory services. Therefore, it is probable that no annual meeting of shareholders will be held in 2000 or in subsequent years until so required by the 1940 Act or other applicable laws. For those years in which annual shareholder meetings are held, proposals which shareholders of the Trust intend to present for inclusion in the proxy materials with respect to the annual meeting of shareholders must be received by the Trust within a reasonable period of time before the solicitation is made.

   Please complete the enclosed authorization card and return it promptly in the enclosed self-addressed postage-paid envelope. You may revoke your proxy at any time prior to the meeting by written notice to the Trust or by submitting an authorization card bearing a later date.


                                   By Order of the Board of Trustees

                                   /s/Myles R. Tashman

                                   Myles R. Tashman, Secretary

February 17, 2000
West Chester, PA

APPENDIX

OTHER INFORMATION REGARDING BARING INTERNATIONAL INVESTMENT LIMITED

DIRECTORS AND EXECUTIVE OFFICERS OF BARING
The business address of each person, except as noted in following, is 155 Bishopsgate, London, England.

NAME              POSITION WITH BARING    OTHER AFFILIATIONS
----              --------------------    ------------------
John Bolsover     Chairman of the Board   Chairman, Baring Asset
                                          Management Inc.; Chairman and
                                          Chief Executive Officer,
                                          Baring Asset Management Holdings
                                          Limited as Successor Co.

David J. Brennan  Director and Chief      Chairman and Chief Executive
                                          Officer, Executive Officer Baring
                                          Asset Management Limited;
                                          Director, Chairman and Chief
                                          Executive Officer, Baring
                                          International Investment
                                          (Far East) Limited, and Baring
                                          Asset Management (Asia) Limited

William L. Braman Director and Chief      Director and Group Chief
                                          Investment, Investment Officer
                                          Officer Baring Asset Management
                                          Ltd.

Julian T. Swayne  Chief Financial Officer Controller and Chief Financial
                                          Officer, Baring Asset Management
                                          Ltd.

Toby H. Acton     Chief Compliance Officer

Michael D. Clegg  Director and Head of    Director, Baring Asset
                                          Management, Ltd.
                                          Investment Operations

Mala S. Dhillon   Director and Group
                  Head of Legal
                  Compliance

John E. Heskett   Director and Group Head
                  of Sales, Business
                  Development and Client
                  Service

Mark W. Weber     Director and Group Head
125 High Street   of Marketing
Suite 2700
High Street Tower
Boston, MA
02110-2723

  The table below sets forth the name of each investment company having similar investment objectives and policies to the Emerging Markets Series, its approximate net assets, and the fee charged by Baring (as a percentage of average daily net assets). Baring serves as advisor to individuals, banks, non-U.S. registered investment companies, pension and profit sharing plans, trusts, estates or charitable organizations, corporations or other business entities.

NAME OF INVESTMENT COMPANY    APPROXIMATE NET ASSETS   FEE
--------------------------    ----------------------   ---
Salomon Smith Barney
  Consultant's Group Capital
  Markets Fund                $317,000,000             0.60%

Developing World Series       $  9,420,786             0.90%

                               EXHIBIT  A

                     PORTFOLIO MANAGEMENT AGREEMENT


  AGREEMENT made this 24th day of October, 1997, among The GCG Trust (the "Trust"), a Massachusetts business trust, Directed Services, Inc. (the "Manager"), a New York corporation, and Baring International Investment Limited ("Portfolio Manager"), a limited liability company organized under the laws of the United Kingdom.

  WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company;

  WHEREAS, the Trust is authorized to issue separate series, each of which will offer a separate class of shares of beneficial interest, each series having its own investment objective or objectives, policies, and limitations;

  WHEREAS, the Trust currently offers shares in multiple series, may offer shares of additional series in the future, and intends to offer shares of additional series in the future;

  WHEREAS, pursuant to a Management Agreement, effective as of October 24, 1997, a copy of which has been provided to the Portfolio Manager, the Trust has retained the Manager to render advisory, management, and administrative services to many of the Trust's series;

  WHEREAS, the Trust and the Manager wish to retain the Portfolio
Manager to furnish investment advisory services to one or more of the series of the Trust, and the Portfolio Manager is willing to furnish such services to the Trust and the Manager;

  NOW THEREFORE, in consideration of the premises and the promises and mutual covenants herein contained, it is agreed between the Trust, the Manager, and the Portfolio Manager as follows:

     1. APPOINTMENT. The Trust and the Manager hereby appoint Baring International Investment Limited to act as Portfolio Manager to the Series designated on Schedule A of this Agreement (each a "Series") for the periods and on the terms set forth in this Agreement. The Portfolio Manager accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.
        In the event the Trust designates one or more series other than the Series with respect to which the Trust and the Manager wish to retain the Portfolio Manager to render investment advisory services hereunder, they shall promptly notify the Portfolio Manager in writing. If the Portfolio Manager is willing to render such services, it shall so notify the Trust and Manager in writing, whereupon such series shall become a Series hereunder, and be subject to this Agreement.

     2. PORTFOLIO MANAGEMENT DUTIES AND AUTHORITY. Subject to the supervision of the Trust's Board of Trustees and the Manager, the Portfolio Manager will provide a continuous investment program for each Series' portfolio and determine the composition of the assets of each Series' portfolio, including determination of the purchase, retention, or sale of the securities, cash, and other investments contained in the portfolio. The Portfolio Manager will provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of each Series' assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Series, when these transactions should be executed, and what portion of the assets of each Series should be held in the various securities and other investments in which it may invest, and the Portfolio Manager is hereby authorized to execute and perform such services on behalf of each Series. In accordance with the forgoing duties, the Portfolio Manager is hereby authorized to act as agent for the portfolio to order deposits and the investment of cash and purchases and sales of securities for the Series account and risk and in the name of the Trust. This authorization shall be continuing one and shall remain in full force and effect until this Agreement is terminated in accordance with the provisions of Section 15 hereof. To the extent permitted by the investment policies of the Series, the Portfolio Manager shall make decisions for the Series as to foreign currency matters and make determinations as to and execute and perform foreign currency exchange

                                    A-1                         Exhibit A
        contracts on behalf of the Series and shall have the authority to act in such capacity as the Portfolio Manager deems necessary or desirable in order to carry out its duties hereunder for the protection of the Series so long as not expressly prohibited by the terms of this Agreement, the 1940 Act or other securities laws or regulations.
        The Portfolio Manager will provide the services under this Agreement in accordance with the Series' investment objective or objectives, policies, and restrictions as stated in the Trust's Registration Statement filed with the Securities and Exchange Commission (the "SEC"), as from time to time amended (the "Registration Statement"), copies of which shall be sent to the Portfolio Manager by the Manager upon filing with the SEC. The Portfolio Manager further agrees as follows:

        (a)The Portfolio Manager will (1) manage each Series so that no action or omission on the part of the Portfolio Manager will cause a Series to fail to meet the requirements to qualify as a regulated investment company specified in Section 851 of the Internal Revenue Code (other than the requirements for the Trust to register under the 1940 Act and to file with its tax return an election to be a regulated investment company, both of which shall not be the responsibility of the Portfolio Manager), (2) manage each Series so that no action or omission on the part of the Portfolio Manager shall cause a Series to fail to comply with the diversification requirements of Section 817(h) of the Internal Revenue Code and regulations issued thereunder, and (3) use reasonable efforts to manage the Series so that no action or omission on the part of the Portfolio Manager shall cause a Series to fail to comply with any other rules and regulations pertaining to investment vehicles underlying variable annuity or variable life insurance policies. The Manager will notify the Portfolio Manager promptly if the Manager believes that a Series is in violation of any requirement specified in the first sentence of this paragraph. The Manager or the Trust will notify the Portfolio Manager of any pertinent changes, modifications to, or interpretations of Section 817(h) of the Internal Revenue Code and regulations issued thereunder and of rules or regulations pertaining to investment vehicles underlying variable annuity or variable life insurance policies.

        (b)The Portfolio Manager will perform its duties hereunder pursuant to the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, with any applicable procedures adopted by the Trust's Board of Trustees (the "Board") of which the Portfolio Manager has been notified in writing, and the provisions of the Registration Statement of the Trust under the Securities Act of 1933 (the "1933 Act") and the 1940 Act, as supplemented or amended, (provided that the Manager on behalf of the Board has delivered copies of any such supplement or amendments to the Portfolio Manager).

        (c)On occasions when the Portfolio Manager deems the purchase or sale of a security to be in the best interest of a Series as well as of other investment advisory clients of the Portfolio Manager or any of its affiliates, the Portfolio Manager may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be so sold or purchased with those of its other clients where such aggregation is not inconsistent with the policies set forth in the Registration Statement. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Portfolio Manager in a manner that is fair and equitable in the judgment of the Portfolio Manager in the exercise of its fiduciary obligations to the Trust and to such other clients, provided, however that the Manager and the Board shall have the right to renew and amend, from time the Portfolio Manager's manner of allocation, provided further that any requested changes to such manner of allocation shall be implemented on a prospective basis only.

        (d)In connection with the purchase and sale of securities for a Series, the Portfolio Manager will arrange for the transmission to the custodian and portfolio accounting agent for the Series on a daily basis, such confirmation, trade tickets, and other documents and information, including, but not limited to, Cusip, Sedol, or other numbers that identify securities to be purchased or sold on behalf of the Series, as may be reasonably necessary to enable the custodian and portfolio accounting agent to perform its administrative and recordkeeping responsibilities with respect to the Series. With respect to portfolio securities to be purchased or sold through the Depository Trust Company, the Portfolio Manager will arrange for the automatic transmission of the confirmation of such trades to the Trust's custodian and portfolio accounting agent.

                                    A-2                         Exhibit A

        (e)The Portfolio Manager will assist the portfolio accounting agent for the Trust in determining or confirming, consistent with the procedures and policies stated in the Registration Statement, the value of any portfolio securities or other assets of the Series for which the portfolio accounting agent seeks assistance from or identifies for review by the Portfolio Manager, and the parties agree that the Portfolio Manager shall not bear responsibility or liability for the determination or accuracy of the valuation of any portfolio securities and other assets of the Series except to the extent that the Portfolio Manager exercises judgment with respect to any such valuation.

        (f)The Portfolio Manager will make available to the Trust and the Manager, promptly upon request, all of the Series' investment records and ledgers maintained by the Portfolio Manager (which shall not include the records and ledgers maintained by the custodian and portfolio accounting agent for the Trust) as are necessary to assist the Trust and the Manager to comply with requirements of the 1940 Act and the Investment Advisers Act of 1940 (the "Advisers Act"), as well as other applicable laws. The Portfolio Manager will furnish to regulatory authorities having the requisite authority any information or reports in connection with such services which may be requested in order to ascertain whether the operations of the Trust are being conducted in a manner consistent with applicable laws and regulations.

        (g)The Portfolio Manager will provide reports to the Trust's Board of Trustees for consideration at meetings of the Board on the investment program for the Series and the issuers and securities represented in the Series' portfolio, and will furnish the Trust's Board of Trustees with respect to the Series such periodic and special reports as the Trustees and the Manager may reasonably request.

        (h)In rendering the services required under this Agreement, the Portfolio Manager may, from time to time, employ or associate with itself such person or persons as it believes necessary to assist it in carrying out its obligations under this Agreement. However, the Portfolio Manager may not retain as subadviser any company that would be an "investment adviser," as that term is defined in the 1940 Act, to the Series unless the contract with such company is approved by a majority of the Trust's Board of Trustees and a majority of Trustees who are not parties to any agreement or contract with such company and who are not "interested persons," as defined in the 1940 Act, of the Trust, the Manager, or the Portfolio Manager, or any such company that is retained as subadviser, and is approved by the vote of a majority of the outstanding voting securities of the applicable Series of the Trust to the extent required by the 1940 Act. The Portfolio Manager shall be responsible for making reasonable inquiries and for reasonably ensuring that any employee of the Portfolio Manager, any subadviser that the Portfolio Manager has employed or with which it has associated with respect to the Series, or any employee thereof has not, to the best of the Portfolio Manager's knowledge, in any material connection with the handling of Trust assets:

           (i) been convicted, in the last ten (10) years, of any felony or misdemeanor arising out of conduct involving embezzlement, fraudulent conversion, or misappropriation of funds or securities, involving violations of Sections 1341, 1342, or 1343 of Title 18, United States Code, or involving the purchase or sale of any security; or

           (ii) been found by any state regulatory authority, within the last ten (10) years, to have violated or to have acknowledged violation of any provision of any state insurance law involving fraud, deceit, or knowing misrepresentation; or

           (iii) been found by any federal or state regulatory authorities, within the last ten (10) years, to have violated or to have acknowledged violation of any provision of federal or state securities laws involving fraud, deceit, or knowing misrepresentation.

        (i)In using spot and forward foreign exchange contracts for the Series as an investment the parties represent the following:

           (i) That the Manager is properly and lawfully established with full power and authority to enter into spot and forward foreign exchange contracts, to perform its obligations under such foreign

                                    A-3                         Exhibit A
                 exchange contracts and to procure the Portfolio Manager to enter into such foreign exchange contracts on its behalf.

           (ii) That the Manager may not, except for purposes of redemptions, expenses, and other costs of doing business, encumber funds which the Portfolio Manager has under the Portfolio Manager's management or which benefit from the Portfolio Manager's investment advice. If the Manager requires funds for any redemptions, expenses, and other costs of doing business, the Portfolio Manager will make funds available in a timely manner for Manager to meet such obligations. The Manager reserves the right to segregate assets upon notice to the Portfolio Manager and provide different arrangements for investment management with respect to those assets.

           (iii) That the Portfolio Manager has been granted full power and authority to enter into foreign exchange contracts as agent on the Manager's behalf and to give instructions for settlement for the same.

           (iv) That the Portfolio Manager has full authority to instruct Manager's custodian in conformity with its mandate.

           (v) That in the event of the termination of this Agreement, the Portfolio Manager may offer its counterparty the ability to leave open any existing foreign exchange contracts or to close them out at prevailing market rates.

     3. BROKER-DEALER SELECTION. The Portfolio Manager is hereby authorized to place orders for the purchase and sale of securities and other investments for each Series' portfolio, with or through such persons, brokers or dealers and to negotiate commissions to be paid on such transactions and to supervise the execution thereof. The Portfolio Manager's primary consideration in effecting any such transaction will be to obtain the best execution for the Series, taking into account the factors specified in the Registration Statement, which include price (including the applicable brokerage commission or dollar spread), the size of the order, the nature of the market for the security, the timing of the transaction, the reputation, the experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution, and the execution capabilities and operational facilities of the firms involved, and the firm's risk in positioning a block of securities. Accordingly, the price to the Series in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified, in the judgment of the Portfolio Manager in the exercise of its fiduciary obligations to the Trust, by other aspects of the portfolio execution services offered. Subject to such policies as the Board of Trustees may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, the Portfolio Manager may effect a transaction on behalf of the Series with a broker-dealer who provides brokerage and research services to the Portfolio Manager notwithstanding the fact that the commissions payable with respect to any such transaction may be greater than the amount of any commission another broker-dealer might have charged for effecting that transaction, if the Portfolio Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Portfolio Manager's or its affiliate's overall responsibilities with respect to the Series and to their other clients as to which they exercise investment discretion. To the extent consistent with these standards, the Portfolio Manager is further authorized to allocate the orders placed by it on behalf of the Series to the Portfolio Manager if it is registered as a broker-dealer with the SEC, to any of its affiliated broker-dealer, or to such brokers and dealers who also provide research or statistical material, or other services to the Series, the Portfolio Manager, or an affiliate of the Portfolio Manager. Such allocation shall be in such amounts and proportions as the Portfolio Manager shall determine consistent with the above standards, and the Portfolio Manager will report on said allocation regularly to the Board indicating the broker-dealers to which such allocations have been made and the basis therefor.

     4. DISCLOSURE ABOUT PORTFOLIO MANAGER. The Portfolio Manager has reviewed the post-effective amendment to the Registration Statement for the Trust filed with the SEC that contains disclosure about the Portfolio Manager, and represents and warrants that, with respect to the disclosure about or information concerning

                                    A-4                         Exhibit A
        the Portfolio Manager, to the Portfolio Manager's knowledge, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein not misleading. The Portfolio Manager further represents and warrants that it is a duly registered investment adviser under the Advisers Act, or alternatively that it is not required to be a registered investment adviser under the Advisers Act to perform the duties described in this Agreement, and that it is a duly registered investment adviser in all states in which the Portfolio Manager is required to be registered.

     5. EXPENSES. During the term of this Agreement, the Portfolio Manager will pay all expenses incurred by it and its staff and for their activities in connection with its portfolio management duties under this Agreement. The Manager or the Trust shall be responsible for all the expenses of the Trust's operations including, but not limited to:

        (a) Expenses of all audits by the Trust's independent public accountants;

        (b) Expenses of the Series' transfer agent, registrar, dividend disbursing agent, and shareholder recordkeeping services;

        (c) Expenses of the Series' custodial services including recordkeeping services provided by the custodian;

        (d) Expenses of obtaining quotations for calculating the value of each Series' net assets;

        (e) Expenses of obtaining Portfolio Activity Reports and
            Analyses of International Management Reports (as appropriate) for each Series;

        (f) Expenses of maintaining the Trust's tax records;

        (g) Salaries and other compensation of any of the Trust's executive officers and employees, if any, who are not officers directors, stockholders, or employees of the Portfolio Manager or an affiliate of the Portfolio Manager;

        (h) Taxes levied against the Trust;

        (i) Brokerage fees and commissions, transfer fees, registration fees, taxes and similar liabilities and costs properly payable or incurred in connection with the purchase and sale of portfolio securities for the Series;

        (j) Costs, including the interest expense, of borrowing money;

        (k) Costs and/or fees incident to meetings of the Trust's shareholders, the preparation and mailings of prospectuses and reports of the Trust to its shareholders, the filing of reports with regulatory bodies, the maintenance of the Trust's existence, and the regulation of shares with federal and state securities or insurance authorities;

        (l) The Trust's legal fees, including the legal fees related to the registration and continued qualification of the Trust's shares for sale;

        (m) Costs of printing stock certificates representing shares of the Trust;

        (n) Trustees' fees and expenses to trustees who are not officers, employees, or stockholders of the Portfolio Manager or any affiliate thereof;

        (o) The Trust's pro rata portion of the fidelity bond required by Section 17(g) of the 1940 Act, or other insurance premiums;

        (p) Association membership dues;

        (q) Extraordinary expenses of the Trust as may arise including expenses incurred in connection with litigation, proceedings, and other claims (unless the Portfolio Manager is responsible for such expenses

                                    A-5                         Exhibit A
            under Section 13 of this Agreement), and the legal obligations of the Trust to indemnify its Trustees, officers, employees, shareholders, distributors, and agents with respect thereto; and

        (r) Organizational and offering expenses.

     6. COMPENSATION. For the services provided, the Manager will pay the Portfolio Manager a fee, payable as described in Schedule B.

     7. SEED MONEY. The Manager agrees that the Portfolio Manager shall not be responsible for providing money for the initial capitalization of the Series.

     8. COMPLIANCE.

        (a) The Portfolio Manager agrees that it shall promptly notify the Manager and the Trust (1) in the event that the SEC or other governmental authority has censured the Portfolio Manager; placed limitations upon its activities, functions or operations; suspended or revoked its registration, if any, as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, (2) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), or (3) upon having a reasonable basis for believing that the Series has ceased to comply with the diversification provisions of Section 817(h) of the Code or the regulation thereunder. The Portfolio Manager further agrees to notify the Manager and the Trust promptly of any material fact known to the Portfolio Manager respecting or relating to the Portfolio Manager that is not contained in the Registration Statement as then in effect, and is required to be stated therein or necessary to make the statements therein not misleading, or of any statement contained therein that becomes untrue in any material respect.

        (b) The Manager agrees that it shall immediately notify the Portfolio Manager (1) in the event that the SEC has censured the Manager or the Trust; placed limitations upon either of their activities, functions, or operations; suspended or revoked the Manager's registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, (2) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Code, or (3) upon having a reasonable basis for believing that the Series has ceased to comply with the diversification provisions of Section 817(h) of the Code or the regulations thereunder.

     9. BOOKS AND RECORDS. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Portfolio Manager hereby agrees that all records which it maintains for the Series are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust's or the Manager's request, although the Portfolio Manager may, at its own expense, make and retain a copy of such records. The Portfolio Manager further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-l under the 1940 Act and to preserve the records required by Rule 204-2 under the Advisers Act for the period specified in such rules.

     10.COOPERATION. Each party to this Agreement agrees to cooperate with each other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC and state insurance regulators) in connection with any investigation or inquiry relating to this Agreement or the Trust.

     11.REPRESENTATIONS RESPECTING PORTFOLIO MANAGER.

        (a)During the term of this Agreement, the Trust and the Manager agree to furnish to the Portfolio Manager at its principal offices prior to use thereof copies of all Registration Statements and amendments thereto, prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Trust or any Series or to the public that refer or relate in any way to the Portfolio Manager, Baring Asset Management, Inc. or any of its affiliates (other than the Manager), or that use any derivative of the name Baring Asset Management or any logo

                                    A-6                         Exhibit A
           associated therewith. The Trust and the Manager agree that they will not use any such material without the prior consent of the Portfolio Manager, which consent shall not be unreasonably withheld. In the event of the termination of this Agreement, the Trust and the Manager will furnish to the Portfolio Manager copies of any of the above-mentioned materials that refer or relate in any way to the Portfolio Manager;

        (b)the Trust and the Manager will furnish to the Portfolio Manager such information relating to either of them or the business affairs of the Trust as the Portfolio Manager shall from time to time reasonably request in order to discharge its obligations hereunder;

        (c)the Manager and the Trust agree that neither the Trust, the Manager, nor affiliated persons of the Trust or the Manager shall give any information or make any representations or statements in connection with the sale of shares of the Series concerning the Portfolio Manager or the Series other than the information or representations contained in the Registration Statement, prospectus, or statement of additional information for the Trust, as they may be amended or supplemented from time to time, or in reports or proxy statements for the Trust, or in sales literature or other promotional material approved in advance by the Portfolio Manager, except with the prior permission of the Portfolio Manager.

     12.SERVICES NOT EXCLUSIVE. It is understood that the services of the Portfolio Manager are not exclusive, and nothing in this Agreement shall prevent the Portfolio Manager (or its affiliates) from providing similar services to other clients, including investment companies (whether or not their investment objectives and policies are similar to those of the Series) or from engaging in other activities.

     13.LIABILITY.  Except as may otherwise be required by the 1940
        Act or the rules thereunder or other applicable law, the Trust and the Manager agree that the Portfolio Manager, any affiliated person of the Portfolio Manager, and each person, if any, who, within the meaning of Section 15 of the 1933 Act, controls the Portfolio Manager shall not be liable for any error of judgment, mistake of law, any diminution in value of the investment portfolio of the Series, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance by the Portfolio Manager of its duties, or by reason of reckless disregard by the Portfolio Manager of its obligations and duties under this Agreement.

     14.INDEMNIFICATION.

        (a)Notwithstanding Section 13 of this Agreement, the Manager agrees to indemnify and hold harmless the Portfolio Manager, any affiliated person of the Portfolio Manager (other than the Manager), and each person, if any, who, within the meaning of
           Section 15 of the 1933 Act controls ("controlling person") the Portfolio Manager (all of such persons being referred to as "Portfolio Manager Indemnified Persons") against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Portfolio Manager Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, the Code, under any other statute, at common law or otherwise, arising out of the Manager's responsibilities to the Trust which (1) may be based upon any violations of willful misconduct, malfeasance, bad faith or gross negligence by the Manager, any of its employees or representatives, or any affiliate of or any person acting on behalf of the Manager, or (2) may be based upon any untrue statement or alleged untrue statement of a material fact supplied by, or which is the responsibility of, the Manager and contained in the Registration Statement or prospectus covering shares of the Trust or a Series, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Manager and was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Manager or the Trust or to any affiliated person of the Manager by a Portfolio Manager Indemnified Person; provided however, that in no case shall the indemnity in favor of the Portfolio Manager Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the

                                    A-7                         Exhibit A
           performance of its duties, or by reason of its reckless disregard of obligations and duties under this Agreement.

        (b)Notwithstanding Section 13 of this Agreement, the
           Portfolio Manager agrees to indemnify and hold harmless the Manager, any affiliated person of the Manager (other than the Portfolio Manager), and each person, if any, who, within the meaning of Section 15 of the 1933 Act, controls ("controlling person") the Manager (all of such persons being referred to as "Manager Indemnified Persons") against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Manager Indemnified Person may become subject under the 1933 Act, 1940 Act, the Advisers Act, the Code, under any other statute, at common law or otherwise, arising out of the Portfolio Manager's responsibilities as Portfolio Manager of the Series which (1) may be based upon any violations of willful misconduct, malfeasance, bad faith or gross negligence by the Portfolio Manager, any of its employees or representatives, or any affiliate of or any person acting on behalf of the Portfolio Manager, (2) may be based upon a failure to comply with
           Section 2, Paragraph (a) of this Agreement, or (3) any breach of any representations or warranties contained in Section 4; provided, however, that in no case shall the indemnity in favor of a Manager Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

        (c)The Manager shall not be liable under Paragraph (a) of this Section 14 with respect to any claim made against a Portfolio Manager Indemnified Person unless such Portfolio Manager Indemnified Person shall have notified the Manager in writing within a reasonable time after the summons, notice, or other first legal process or notice giving information of the nature of the claim shall have been served upon such Portfolio Manager Indemnified Person (or after such Portfolio Manager Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Manager of any such claim shall not relieve the Manager from any liability which it may have to the Portfolio Manager Indemnified Person against whom such action is brought otherwise than on account of this Section 14. In case any such action is brought against the Portfolio Manager Indemnified Person, the Manager will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Portfolio Manager Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Portfolio Manager Indemnified Person. If the Manager assumes the defense of any such action and the selection of counsel by the Manager to represent both the Manager and the Portfolio Manager Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Portfolio Manager Indemnified Person, adequately represent the interests of the Portfolio Manager Indemnified Person, the Manager will, at its own expense, assume the defense with counsel to the Manager and, also at its own expense, with separate counsel to the Portfolio Manager Indemnified Person, which counsel shall be satisfactory to the Manager and to the Portfolio Manager Indemnified Person. The Portfolio Manager Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Manager shall not be liable to the Portfolio Manager Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Portfolio Manager Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Manager shall not have the right to compromise on or settle the litigation without the prior written consent of the Portfolio Manager Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Portfolio Manager Indemnified Person.

        (d)The Portfolio Manager shall not be liable under Paragraph
           (b) of this Section 14 with respect to any claim made against a Manager Indemnified Person unless such Manager Indemnified Person shall have notified the Portfolio Manager in writing within a reasonable time after the summons, notice, or other first legal process or notice giving information of the nature of the claim shall have been served upon such Manager Indemnified Person (or after such Manager Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Portfolio Manager of any such claim shall not relieve the Portfolio Manager from any - liability which it may have to the Manager

                                    A-8                         Exhibit A

           Indemnified Person against whom such action is brought otherwise than on account of this Section 14.
           In case any such action is brought against the Manager Indemnified Person, the Portfolio Manager will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Manager Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Manager Indemnified Person. If the Portfolio Manager assumes the defense of any such action and the selection of counsel by the Portfolio Manager to represent both the Portfolio Manager and the Manager Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Manager Indemnified Person, adequately represent the interests of the Manager Indemnified Person, the Portfolio Manager will, at its own expense, assume the defense with counsel to the Portfolio Manager and, also at its own expense, with separate counsel to the Manager Indemnified Person which counsel shall be satisfactory to the Portfolio Manager and to the Manager Indemnified Person. The Manager Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Portfolio Manager shall not be liable to the Manager Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Manager Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Portfolio Manager shall not have the right to compromise on or settle the litigation without the prior written consent of the Manager Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Manager Indemnified Person.

        (e)The Manager shall not be liable under this Section 14 to indemnify and hold harmless the Portfolio Manager and the Portfolio Manager shall not be liable under this Section 14 to indemnify and hold harmless the Manager with respect to any losses, claims, damages, liabilities, or litigation that first become known to the party seeking indemnification during any period that the Portfolio Manager is, within the meaning of
           Section 15 of the 1933 Act, a controlling person of the Manager.

     15.DURATION AND TERMINATION. This Agreement shall become effective on the date first indicated above. Unless terminated as provided herein, the Agreement shall remain in full force and effect for two (2) years from such date and continue on an annual basis thereafter with respect to each Series; provided that such annual continuance is specifically approved each year by (a) the vote of a majority of the entire Board of Trustees of the Trust, or by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of each Series, and (b) the vote of a majority of those Trustees who are not parties to this Agreement or interested persons (as such term is defined in the 1940 Act) of any such party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. The Portfolio Manager shall not provide any services for such Series or receive any fees on account of such Series with respect to which this Agreement is not approved as described in the preceding sentence. However, any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of a Series shall be effective to continue this Agreement with respect to such Series notwithstanding (i) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Series or (ii) that this agreement has not been approved by the vote of a majority of the outstanding shares of the Trust, unless such approval shall be required by any other applicable law or otherwise. Notwithstanding the foregoing, this Agreement may be terminated for each or any Series hereunder: (a) by the Manager at any time without penalty, upon sixty (60) days' written notice to the Portfolio Manager and the Trust, (b) at any time without payment of any penalty by the Trust, upon the vote of a majority of the Trust's Board of Trustees or a majority of the outstanding voting securities of each Series, upon sixty (60) day's written notice to the Manager and the Portfolio Manager, or (c) by the Portfolio Manager at any time without penalty, upon sixty (60) days written notice to the Manager and the Trust. In addition, this Agreement shall terminate with respect to a Series in the event that it is not initially approved by the vote of a majority of the outstanding voting securities of that Series at a meeting of shareholders at which approval of the Agreement shall be considered by shareholders of the Series. In the event of termination for any reason, all records of each Series for which the Agreement is terminated shall promptly be returned to the Manager or the Trust, free from any claim or retention of rights in such records by the Portfolio Manager, although the Portfolio Manager may, at its own expense, make and retain a copy of such records. The Agreement shall automatically terminate in the event of its assignment (as such term is described in the 1940
        Act).  In the

                                    A-9                         Exhibit A
        event this Agreement is terminated or is not approved in the manner described above, the Sections or Paragraphs numbered 2(f), 9, 10, 11, 13, 14, and 17 of this Agreement shall remain in effect, as well as any applicable provision of this Paragraph numbered 15.

     16.AMENDMENTS. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by an affirmative vote of (i) the Trustees of the Trust, including a majority of the Trustees of the Trust who are not interested persons of any party to this Agreement, and (ii) the holders of a majority of the outstanding voting securities of the Series, cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

     17.USE OF NAME.

        (a)It is understood that the name "Directed Services, Inc."
           or any derivative thereof or logo associated with that name is the valuable property of the Manager and/or its affiliates, and that the Portfolio Manager has the right to use such name (or derivative or logo) only with the approval of the Manager and only so long as the Manager is Manager to the Trust and/or the Series. Upon termination of the Management Agreement between the Trust and the Manager, the Portfolio Manager shall as soon as is reasonably possible cease to use such name (or derivative or logo).

        (b)It is understood that the name "Baring International Investment Limited" or any derivative thereof or logo associated with that name is the valuable property of the Portfolio Manager and its affiliates and that the Trust and/or the Series have the right to use such name (or derivative or logo) in offering materials of the Trust with the approval of the Portfolio Manager and for so long as the Portfolio Manager is a portfolio manager to the Trust and/or the Series. Upon termination of this Agreement between the Trust, the Manager, and the Portfolio Manager, the Trust shall as soon as is reasonably possible cease to use such name (or derivative or logo).

     18.AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST. A copy of the Amended and Restated Agreement and Declaration of Trust for the Trust is on file with the Secretary of the Commonwealth of Massachusetts. The Amended and Restated Agreement and Declaration of Trust has been executed on behalf of the Trust by Trustees of the Trust in their capacity as Trustees of the Trust and not individually. The obligations of this Agreement shall be binding upon the assets and property of the Trust and shall not be binding upon any Trustee, officer, or shareholder of the Trust individually.

     19.INVESTMENT MANAGEMENT REGULATORY ORGANIZATION.

        (a)Under the rules of the Investment Management Regulatory Organization ("IMRO"), clients must be placed in specific categories which are dictated by different considerations including the nature and financial description of the client, the experience of the client in certain investments and other factors. On the basis of the information given by the Manager, it is categorized as a Non-Private Customer in relation to the services to be provided in accordance with the Agreement.

        (b)The Portfolio Manager has written procedures in operation in accordance with IMRO rules for the effective consideration and proper handling of client complaints. Any complaint by the Manager should be sent in writing to the Compliance Officer of the Portfolio Manager. The Manager and the Trust may make any complaint about the Portfolio Manager to IMRO.

     20.MISCELLANEOUS.

        (a)This Agreement shall be governed by the laws of the State of Delaware, without giving effect to the provisions, policies or principals thereof relating to choice or conflict of laws, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or rules or orders of the SEC thereunder. The term "affiliate" or "affiliated person" as used in this Agreement shall mean "affiliated person" as defined in Section 2(a)(3) of the 1940 Act.

                                    A-10                         Exhibit A

        (b)The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

        (c)To the extent permitted under Section 15 of this Agreement, this Agreement may only be assigned by any party with the prior written consent of the other parties.

        (d)If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable.

        (e)Nothing herein shall be construed as constituting the Portfolio Manager as an agent of the Manager, or constituting the Manager as an agent of the Portfolio Manager.

  IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the day and year first above written.

                                     THE GCG TRUST

Attest /s/ Marilyn Talman               By: Myles R. Tashman
       ----------------------               ------------------------
Title  Assistant Secretary              Title: Secretary
       ----------------------                  ---------------------


                                     DIRECTED SERVICES, INC.

Attest /s/ Marilyn Talman               By: David L. Jacobson
       ----------------------               ------------------------
Title Vice President                    Title: Senior Vice President
       ----------------------                  ---------------------


                                     BARING INTERNATIONAL INVESTMENT
                                     LIMITED

Attest /s/ A.H. Routledge               By: /s/ Mala S. Dhillon
       ----------------------               ------------------------
Title  Company Solicitor                Title: Director
       ----------------------                  ---------------------


                                    A-11                         Exhibit A

                           AMENDED SCHEDULE A

  The Series of The GCG Trust, as described in Section 1 of the attached Portfolio Management Agreement, to which Baring International Investment Limited shall act as Portfolio Manager are as follows:

          Global Fixed Income Series
          Developing World Series
          Hard Asset Series
          Emerging Markets

  IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the 10th day of March, 2000.


                                     THE GCG TRUST

Attest                                     By:
      ----------------------                  ---------------------------
Title                                      Title:
      ----------------------                     ------------------------


                                     DIRECTED SERVICES, INC.

Attest                                     By:
      ----------------------                  ---------------------------
Title                                      Title:
      ----------------------                     ------------------------


                                     BARING INTERNATIONAL
                                     INVESTMENT LIMITED

Attest                                     By:
      ----------------------                  ---------------------------
Title                                      Title:
      ----------------------                     ------------------------


                                    AA-1                         Exhibit A

                           AMENDED SCHEDULE B

                   COMPENSATION FOR SERVICES TO SERIES

  For the services provided by Baring International Investment Limited ("Portfolio Manager") to the following Series of The GCG Trust, pursuant to the attached Portfolio Management Agreement, the Manager will pay the Portfolio Manager a fee, computed daily and payable monthly, based on the average daily net assets of the Series at the following annual rates of the average daily net assets of the Series:

          SERIES                     RATE
          Global Fixed Income Series 0.45% of first $200 million,
                                     0.30% of next $500 million,
                                     0.25% of next $1 billion,
                                     0.10% of amount in excess of $2 billion
          Developing World Series    0.90%
          Hard Asset Series          0.40%
          Emerging Markets           0.90% of first $50 million,
                                     0.70% of next $50 million,
                                     0.50% of next $100 million,
                                     0.40% of amount in excess of $200 million


  IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the 10th day of March, 2000.


                                     THE GCG TRUST

Attest                                     By:
      ----------------------                  ---------------------------
Title                                      Title:
      ----------------------                     ------------------------


                                     DIRECTED SERVICES, INC.

Attest                                     By:
      ----------------------                  ---------------------------
Title                                      Title:
      ----------------------                     ------------------------


                                     BARING INTERNATIONAL
                                     INVESTMENT LIMITED

Attest                                     By:
      ----------------------                  ---------------------------
Title                                      Title:
      ----------------------                     ------------------------


                                    BB-1                         Exhibit A

                     VOTING INSTRUCTION/PROXY
                         THE GCG TRUST
     This voting instruction is solicited on behalf of the Board of Trustees of The GCG Trust (the "Trust"). The Board of Trustees of the Trust recommends that you vote FOR the following proposal. Directed Services, Inc. will pay for the costs of the Meeting of Shareholders of the Trust (the "Meeting"). Neither the Trust nor its Shareholders will bear any costs associated with this Meeting.



   [variable name]                          [variable contract]
   [variable joint name]
   [variable address line 1]
   [variable address line 2]                PLEASE  VOTE BY MARKING ONE BOX
   [variable address line 3]                NEXT TO EACH PROPOSAL. SIGN BELOW
   [variable city, state & zip]             EXACTLY AS LISTED HERE AND DATE
                                            THIS VOTING INSTRUCTION. THEN
                                            RETURN IT PROMPTLY IN THE ENCLOSED
                                            ENVELOPE.


     The Undersigned Contract Owner of a variable annuity contract or variable life insurance policy (each referred to as "Contract") issued by Golden American Life Insurance Company ("Golden American") or a participating insurance company and funded by a separate account of Golden American or a participating insurance company instructs that the shares of the Series of the Trust attributable to his or her Contract be voted at the Meeting to be held on March 10, 2000 at 10:00 a.m., local time, at 1475 Dunwoody Drive, West Chester, Pennsylvania, and at any adjournment thereof, as directed below with respect to the matters referred to in the Proxy Statement for the Meeting, receipt of which is acknowledged, and in Golden American's (or in such participating insurance company's) discretion, upon such other matters as may properly come before the Meeting and any adjournment thereof.



UNITS               PROPOSALS                          FOR  AGAINST  ABSTAIN


aaaa        To approve a new Portfolio Management
            Agreement among the Trust, DSI and Baring
            International Investment Limited on behalf of:

            EMERGING MARKETS SERIES                    [  ]   [  ]     [  ]




     This voting instruction will be voted as specified. If this voting instruction is signed, but NO SPECIFICATION IS MADE, THIS VOTING INSTRUCTION WILL BE VOTED FOR THE PROPOSAL. If this voting instruction is not returned properly executed, such votes will be cast by Golden American or a participating insurance company on behalf of the pertinent separate account in the same proportion as it votes shares held by that separate account for which it has received instructions from contract owners participating in the above-listed Series.

PLEASE VOTE BY MARKING ONE BOX NEXT TO THE PROPOSAL. SIGN EXACTLY AS LISTED ABOVE, AND DATE THIS VOTING INSTRUCTION, THEN RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

IMPORTANT: Joint Owners must EACH sign. Trustees and others signing in a representative capacity should so indicate.

Date:__________, 1999 ________________________      ________________________
                        Contract Owner                Joint Owner (If Any)